John Hancock Capital Series

U.S. Global Leaders Growth Fund (the fund)

Supplement dated July 11, 2019 to the current summary prospectus, as may be supplemented

Effective January 1, 2020 (the effective date), George Fraise will no longer serve as a portfolio manager for the fund. Accordingly, as of the effective date, all references to Mr. Fraise will be removed from the summary prospectus.

Also, as of the effective date, Kishore Rao will be added as a portfolio manager for the fund and, together with Gordon M. Marchand and Robert L. Rohn, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following will amend and restate in its entirety the portfolio manager information in the summary prospectus under the heading “Portfolio management”:

Gordon M. Marchand Principal Managed the fund since 1995	Kishore Rao Principal Managed the fund since 2020	Robert L. Rohn Principal Managed the fund since 2003

You should read this Supplement in conjunction with the summary prospectus and retain it for your future reference.